UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

DICKIE WALKER MARINE, INC.

(Exact name of registrant specified in charter)

Delaware	333-124778	33-0931599
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 South Coast Highway

Oceanside CA 92054

(Address of principal executive offices) (Zip Code)

(760) 450-0360

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement

In the original Acquisition Agreement between Dickie Walker Marine, Inc. and Intelligent Energy Holdings Plc, dated February 3, 2005, Dickie Walker agreed that to the extent Intelligent Energy engages in any financing transaction or strategic acquisition prior to or concurrent with the closing of the proposed transaction with Dickie Walker, the stockholders of both Intelligent Energy and Dickie Walker would share in any resulting dilution proportionately. The potential need for additional financing on the part of either party prior to closing of the reverse acquisition transaction, their intent to proportionately share any resulting dilution and the possibility of a change to the exchange ratio were contemplated in the initial announcement of the merger agreement on February 3, 2005. In support of the imminent receipt of additional financing by Intelligent Energy, the parties now have amended the acquisition agreement to more clearly reflect the original intent to share in the dilution proportionally and have also adjusted the exchange ratio for the proposed offer, in order to maintain the valuation structure agreed upon at the time the parties executed the original acquisition agreement.

Where to Find Additional Information

The registration statement on Form S-4 filed by Dickie Walker Marine in connection with the transaction is available at the website of the U.S. Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. DICKIE WALKER AND INTELLIGENT ENERGY SECURITYHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS CAREFULLY. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/ PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT DICKIE WALKER, INTELLIGENT ENERGY, THE TRANSACTION AND RELATED MATTERS.

Dickie Walker filed a Form S-4 registration statement with the U.S. Securities and Exchange Commission on May 10, 2005, containing the preliminary proxy statement/prospectus for the proposed acquisition of Intelligent Energy Holdings Plc. In addition to the registration statement and the proxy statement/prospectus, Dickie Walker files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Dickie Walker at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Investors and securityholders are able to obtain free copies of these documents through the SEC’s website at http://www.sec.gov. Free copies of the proxy statement/prospectus and related documents may also be obtained from Dickie Walker by mailing a request to Dickie Walker Marine, Inc., 1405 South Coast Highway, Oceanside, California 92054, attention: Todd Schmidt, telephone: (760) 450-0360. Dickie Walker’s filings with the SEC are also available to the public on the Dickie Walker website at www.dickiewalker.com or from commercial document retrieval services.

Not an Offer; Limited Jurisdiction

Dickie Walker may not distribute the proxy statement/prospectus to its stockholders and Intelligent Energy Holdings’ securityholders or complete the offer described above until the registration statement filed with the SEC is declared effective. This press release is not an offer to sell the securities described herein and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. If an offer is made, the offer will not be made to any shareholders in Canada, Australia and Japan, nor should offer materials be forwarded or transmitted in or into Canada, Australia or Japan.

This announcement does not amount to an announcement by Dickie Walker of a firm intention to make an offer for Intelligent Energy and there is no certainty that an offer will be made.

Item 7.01 — Regulation FD Disclosure.

On July 20, 2005, Dickie Walker Marine, Inc. issued a press release regarding an equity financing by Intelligent Energy Holdings, Plc and an amendment to its Acquisition Agreement with Intelligent Energy. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number	Description
2.3	Amendment No.2 to Acquisition Agreement Dated February 3, 2005

99.1	Press release issued July 20, 2005 to announce an equity financing by Intelligent Energy and an amendment to the Acquisition Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICKIE WALKER MARINE, INC.

Date: July 20, 2005	By:	/s/ Gerald W. Montiel
Gerald W. Montiel
Chairman, Chief Executive Officer and President
(Duly Authorized Officer)